UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2010

Marathon Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

In a Form 8-K filed May 3, 2010, Marathon Oil Corporation reported the voting results on proposals considered and voted upon at its annual meeting of stockholders held on April 28, 2010.  The “votes for” results reported for one of our directors, Thomas J. Usher, were incorrect, and the corrected votes are reported below.

1.	Votes regarding Thomas J. Usher elected to serve as a director for a term expiring in 2011 were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Thomas J. Usher	492,036,084	12,626,230	616,927	69,817,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

June 14, 2010	By:	/s/ Janet F. Clark

Name: Janet F. Clark
Title: Executive Vice President and Chief Financial Officer